MANAGERS
--------
PROSPECTUS

[Managers Funds logo omitted]

The Managers Funds:
International Equity Fund
Dated May 1,2003 (as supplemented September 23,2003)


The Securities and Exchange Commission has not approved or disapproved these securities or de termined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


access to excellence

TABLE OF CONTENTS
-----------------

1 RISK/RETURN SUMMARY
	Key Information					 1
	Performance Summary				 5
	Fees and Expenses				 7

2 THE FUND
	The Managers Funds				 9
	International Equity Fund			10
	ManagersChoice Program (r)			13

3 ADDITIONAL PRACTICES/RISKS
	Other Securities and Investment Practices	13
	A Few Words About Risk				14

4 ABOUT YOUR INVESTMENT
	Financial Highlights				16
	Your Account					18
	How To Purchase Shares				21
	How To Sell Shares				22
	How To Purchase/Sell Shares in
	ManagersChoice Program				23
	Redemption Fee					24
	Investor Services				25
	Other Operating Policies			26
	Account Statements				27
	Dividends and Distributions			27
	Tax Information					27
	Appendix A: Description of Index		28



Founded in 1983,The Managers Funds offers individual and institutional investors the experience and discipline of some of the world 's most highly regarded investment professionals.

RISK/RETURN SUMMARY
-------------------

KEY INFORMATION
---------------
This Prospectus contains important information for anyone interested in investing in Managers International Equity Fund (the "Fund "), a series of The Managers Funds and part of The Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference.You should base your purchase of shares of this Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Fund The following is a summary of the goals, principal strategies and principal risk factors of the Fund.





Goal 			Principal Strategies 		Principal Risk Factors
----			--------------------		----------------------
Long-term capital	Invests principally in		Currency Risk
appreciation from	common and preferred		Economic Risk
foreign equity		stocks of non-U.S.		Emerging Markets Risk
securities;income	companies of any size in	Intelligence Risk
is the secondary	developed as well as		Liquidity Risk
objective		emerging markets		Market Risk
							Mid-Capitalization
			Invests at least 80% of its	 Stock Risk
			assets in equity securities,	Political Risk
			generally common and		Price Risk
			preferred stocks		Small-Capitalization
							 Stock Risk
			Seeks to achieve returns
			from capital appreciation
			due to improvements
			in equity valuation and
			earnings growth



Principal Risk Factors
----------------------
All investments involve some type and level of risk.Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Fund.

CURRENCY RISK The value of foreign securities in an investor's home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

ECONOMIC RISK The prevailing economic environment is important to the health of all businesses.However,some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

EMERGING MARKETS RISK Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

INTELLIGENCE RISK Intelligence risk is a term created by The Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets.The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

LIQUIDITY RISK This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

MARKET RISK Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks,and they may be more or less volatile than U.S.
markets and may move in different directions.

MID-CAPITALIZATION STOCK RISK Mid-capitalization companies often have greater price volatility,lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

POLITICAL RISK Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PRICE RISK As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered,the prices of the securities will drop.
This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

SMALL-CAPITALIZATION STOCK RISK Small-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

PERFORMANCE SUMMARY
------------------
The following bar chart illustrates the risks of investing in the Fund by showing the Fund's year-by-year total returns and how the performance of the Fund has varied over the past ten years.The chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.


	Annual Total Returns - Last Ten Calendar Years
		Managers International Equity Fund



Year		Annual Return
----		-------------
1993		38.2%
1994		 2.0
1995		16.2
1996		12.8
1997		10.8
1998		14.5
1999		25.3
2000		-8.5
2001	       -23.4
2002	       -16.7



Best Quarter: 13.9% (4th Quarter 1998)
Worst Quarter: -20.1% (3rd Quarter 2002)

The following table illustrates the risks of investing in the Fund by showing how the Fund's performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the index. A description of the index is included in Appendix A. As always, the past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.


	Managers International Equity Fund
         Average Annual Total Returns (1)
		(as of 12/31/02)
	----------------------------------


			1 Year 	5 Years 10 Years 	Since Inception*
			-------	-------	--------	----------------
Return Before Taxes 	-16.71%	-3.46%	5.56%		8.56%
Return After Taxes on
 Distributions 		-16.71% -4.31%	4.58%		N/A
Return After Taxes on
 Distributions and
 Sale of Fund Shares 	-10.26%	-2.55%	4.58%		N/A
MSCI EAFE Index (2)
 (before taxes)		-15.94%	-2.89%	4.00%		7.36%


*The inception date for the Fund is December 31, 1985.

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) Net dividends are reinvested.

TOTAL RETURN is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

FEES AND EXPENSES
-----------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)Imposed on Purchases
 (as a percentage of the offering price)		None
Maximum Deferred Sales Charge (Load)			None
Maximum Sales Charge (Load)Imposed on Reinvested
 Dividends and Other Distributions 			None
Redemption Fee (1) 					  2%


(1) The Redemption Fee is charged on redemptions (including exchanges) of shares of the Fund only if the redemption (i) occurs on or after December 1, 2003 and (ii) is within 60 days of the purchase of those shares. (See "How to Redeem Shares - Redemption Fee " for more information.)

WHAT IS THE MANAGEMENT FEE? The Management Fee is the fee paid to The Managers Funds LLC,a portion of which is paid to the asset manager(s) who manage the Fund's portfolio.

		Annual Fund Operating Expenses
	(expenses that are deducted from Fund assets)
	---------------------------------------------

Management Fees				0.90%
Distribution (12b-1)Fees		0.00%
Other Expenses (1)			0.66%
					-----
Total Annual Fund Operating Expenses	1.56%
					=====


(1) The Fund has entered into arrangements with unaffiliated broker-dealers to pay a portion of the Fund 's expenses.In addition,the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual "Total Annual Fund Operating Expenses " for the fiscal year ended December 31, 2002 in an amount less than the amount shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses " for the fiscal year ended December 31, 2002 for the Fund was 1.54%.

Example
-------
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year 	3 Years 5 Years 10 Years
------	-------	-------	--------
 $159 	 $493 	 $850 	 $1,856


The Example should not be considered a representation of past or future expenses,as actual expenses may be greater or lower than those shown.

THE FUND
--------

THE MANAGERS FUNDS
------------------
The Managers Funds Family of Funds is a mutual fund family comprised of different Funds,each having distinct investment management objectives, strategies, risks and policies. The Fund employs a multi-manager investment approach which can provide added diversification within the portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc. located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Fund and is responsible for the Fund's overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage the Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund. The Securities and Exchange Commission has given the Fund an exemptive order permitting it to change asset managers without prior shareholder approval, but subject to notification within 60 days of any such changes.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Fund's distributor.
MDI receives no compensation from the Fund for its services as distributor. More information on the Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. The Fund is not a complete investment program, and there is no guarantee that the Fund will reach its stated goals.

INTERNATIONAL EQUITY FUND
-------------------------

FUND FACTS
----------
Objective: 	  Long-term capital appreciation; income is the secondary
	   	  objective

Investment Focus: Equity securities of non-U.S.companies

Benchmark:	  MSCI EAFE Index

Ticker:		  MGITX


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size in developed as well as emerging markets. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, generally common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice.

The Fund's assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value. The asset manager uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes. Another asset manager generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the asset manager may identify broad-based, demographic trends, such as an increase in the average age of a region's population, that may make investments in particular companies or industries particularly attractive. The third asset manager utilizes a growth approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings. Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if an asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund's asset manager may sell any security which it believes the sale is in the Fund's interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.

Should I Invest in this Fund?
-----------------------------
	This Fund may be suitable if you:
	 * Are seeking an opportunity for additional returns through international equities in your investment portfolio
	 * Are willing to accept a moderate risk investment
	 * Have an investment time horizon of five years or more

	This Fund may not be suitable if you:
	 * Are seeking stability of principal
	 * Are investing with a shorter time horizon in mind
	 * Are uncomfortable with stock market risk
	 * Are seeking current income

Portfolio Management of the Fund
--------------------------------
Lazard Asset Management LLC ("Lazard"), Bernstein Investment Research and Management ("Bernstein") and Mastholm Asset Management, L.L.C. ("Mastholm") each manage a portion of the Fund.

Lazard has managed a portion of the Fund since September 2003. Lazard is located at 30 Rockefeller Plaza, New York, New York. As of June 30, 2003, Lazard had assets under management of approximately $56 billion globally. William E.Holzer is the portfolio manager for the portion of the Fund managed by Lazard. Mr.Holzer is a Director of,and a portfolio manager for, Lazard,positions he has held since August 2003. He was a Managing Director of, and a portfolio manager for, Deutsche Asset Management ("Deutsche"), from 1980 to 2003. From December 1989 until August 2003, Mr. Holzer, was responsible in his capacity as a portfolio manager for Deutsche for managing the portion of the Fund's assets allocated to Deutsche.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York, New York, is a unit of Alliance Capital Management L.P. which was first organized in 1962.
As of December 31, 2002, Alliance Capital Management L.P. had approximately $386.6 billion in assets under management. Kevin F. Simms is the portfolio manager for the portion of the Fund managed by Bernstein. He has been a Director of, and a portfolio manager for, Bernstein since 1998. Prior to that, he was a Director of, and a research analyst for, Bernstein's predecessor firm, Sanford C. Bernstein & Co., Inc. since 1992.

Mastholm has managed a portion of the Fund since March 2000. Mastholm, located at 10500 N.E. 8 th Street, Bellevue, Washington, was founded in 1997.As of December 31, 2002, Mastholm had assets under management of approximately $3.1 billion. Mastholm uses a team approach to manage its portion of the Fund. The team is headed by Theodore J. Tyson, and includes Joseph Jordan and Douglas Allen. Mr.Tyson is a Managing Director of, and portfolio manager for, Mastholm, positions he has held since 1997. Prior to joining the firm, he was Vice President of Investors Research Corporation since 1989. Mr.Jordan is a Director of, and portfolio manager for, Mastholm,positions that he has held since 1997. Mr. Allen is a Director of, and portfolio manager for, Mastholm, positions he has held since 1999. Prior to joining the firm, he was an International Investment Analyst for American Century Investment Management since 1995.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Lazard, Bernstein and Mastholm.

MANAGERSCHOICE (r)
------------------

ManagersChoice (r) Program
--------------------------
ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in The Managers Funds Family of Funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersfunds.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.


ADDITIONAL PRACTICES/RISKS
--------------------------

OTHER SECURITIES AND INVESTMENT PRACTICES
-----------------------------------------
The following is a description of some of the other securities and investment practices of the Fund.

RESTRICTED AND ILLIQUID SECURITIES The Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

REPURCHASE AGREEMENTS The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

DERIVATIVES The Fund may invest in derivatives. Derivatives, which include options, futures and forward currency contracts,are financial instruments whose value derives from another security, an index or financial indicator or a currency. The Fund may use derivatives to reduce or increase its exposure to market price movements either to protect against losses (hedging) or to increase returns.

While hedging can guard against potential risks, it can increase Fund expenses and can eliminate some opportunities for gains. Derivative positions may not perform as anticipated and can result in losses, which certain types of derivative positions may amplify. In addition, the Fund may suffer losses because it is unable to close out a derivative position when desired. The Fund is not obligated to hedge or otherwise use derivatives in any given circumstance and should not be expected to do so.

HIGH YIELD BONDS The Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as "junk bonds". High-yield bonds are debt securities rated below BBB by Standard & Poor's Corporation or Baa3 by Moody's Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that the Fund invests in high-yield bonds, it takes on certain risks:

	* the risk of a bond's issuer defaulting on principal or
	  interest payments is greater than on higher quality bonds; and
	* issuers of high-yield bonds are less secure financially and are
	  more likely to be hurt by interest rate increases and declines
	  in the health of the issuer or the economy.

WHEN-ISSUED SECURITIES The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

ZERO-COUPON BONDS The Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date. If it is a deep discounted bond, the gain is subject to income tax.

STEP-UP COUPON BONDS The Fund may invest in bonds that pay a lower coupon rate for an initial period,and then increase to a higher coupon rate.

A FEW WORDS ABOUT RISK
----------------------
In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

	* Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;
	* Everybody's perception of reward is different;and
	* High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.


ABOUT YOUR INVESTMENT
---------------------

FINANCIAL HIGHLIGHTS
--------------------
The following Financial Highlights table is intended to help you understand the Fund's financial performance for the prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund's Financial Statements which been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund's Annual Report. Information for the six months ended June 30, 2003 is derived from the Fund's Financial Statements which appear in the Fund's Semi-Annual Report, which has not been audited. The Fund's Annual and Semi-Annual Reports are available upon request.

Managers International Equity Fund
Financial Highlights
----------------------------------------------------------------------
For a share of capital stock outstanding throughout each fiscal period
======================================================================


					June 30,
					2003	2002	2001	2000	1999	1998
					------- ------- ------- -------	-------	-------
Net Asset Value, Beginning of Period	$31.22	$37.61	$49.38	$58.71	$48.85	$45.58
					------- ------- ------- -------	-------	-------
Income from Investment Operations:
----------------------------------
  Net investment income			  0.34	  0.19	  0.20(3) 0.27	  0.35	  0.54
  Net realized and unrealized gain
   (loss) on investments		  1.96	(6.48) (11.72)(3) (5.38) 11.96	  6.06
					------- ------- ------- -------	-------	-------
   Total from investment operations	  2.30	(6.29) (11.52)    5.11	 12.31	  6.60
					------- ------- ------- -------	-------	-------

Less Distributions to SHareholders from:
----------------------------------------
  Net investment income			  -	(0.10)  (0.25)	  (0.24) (0.35)  (0.37)
  Net realized gain on investments	  -      -       -        (3.98) (2.10)  (2.96)
					------- ------- ------- -------	-------	-------
   Total distributions to shareholders    -     (0.10)  (0.25)    (4.22) (2.45)  (3.33)
					------- ------- ------- -------	-------	-------

Net Asset Value, End of Period		$33.52	$31.22	$37.61	$49.38	$58.71	$48.85
					======= ======= ======= =======	=======	=======

-------------------------------------------------------------------------------------------
Total Return			       7.30%(1) (16.71)% (23.35)% (8.46)% 25.28% 14.54%

Ratio of net expenses to average
 net assets				1.74% (2) 1.54%    1.45%   1.41%   1.40%  1.41%
Ratio of total expenses to average
 net assets				1.74% (2) 1.56%    1.46%   1.42%   1.41%  1.42%
Ratio of net investment income to
 average net assets			1.60% (2) 0.54%    0.46%(3) 0.42%  0.66%  1.05%
Portfolio turnover			  41% 	   132%    108%     99%     43%    56%
Net assets end of period
 (000's omitted)		      $259,373 $362,561 $560,602 $656,630 $704,209 $552,826
===========================================================================================


(1) Not Annualized.

(2) Annualized.

(3) Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the year ended December 31, 2001 on International Equity was to decrease net investment income and increase net realized and unrealized gain (loss) per share by $0.01. Without this change the ratio of net investment income to average net assets for the year ended December 31, 2001 for International Equity would have been 0.46%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

YOUR ACCOUNT
------------
As an investor, you pay no sales charges to invest in the Fund and you generally pay no charges to transfer within The Managers Funds Family of Funds. (Exchanging your shares within 60 days of purchase may subject you to the Fund's redemption fee-see "Redemption Fee" below.) The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities)divided by the number of shares outstanding. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are principally traded. Therefore, the Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

The Fund invests in securities that trade in foreign markets. Because substantial time may pass between the time the local market for a security closes and the time the Fund calculates its NAV (typically the close of the NYSE), intervening events may call into question the reliability of the closing market price for that security. On behalf of the Fund, the Manager monitors intervening events that may affect the value of securities held in the Fund's portfolio and, in accordance with procedures adopted by the Fund's Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect fair value as of the time the Fund's NAV is calculated.

The Fund's Share Classes
------------------------
In addition to the class of shares offered by this prospectus, the Fund also has I Shares which are designed for institutional investors. I Shares are not available through this prospectus. Although they represent investments in the same portfolio of securities, each of the Fund's classes of shares has different expenses and will likely have different share prices over time.

The Fund's I Shares are designed to have lower operating expenses than the class of Fund shares offered by the prospectus, but I Shares do have higher investment minimums of $250,000. Call (800)835-3879 for more information about the Fund's I Shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.

Minimum Investments in the Fund
-------------------------------
Cash investments in the Fund must be in U.S. dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian Bank will be accepted.

The following table provides the minimum initial and additional investments in any Fund directly or through ManagersChoice:



				Managers Funds 			ManagersChoice
				--------------			--------------
			Initial		Additional	Initial		Additional
			Investment	Investment	Investment	Investment
Regular			----------	----------	------------	------------
Accounts 		$2,000 		$100 		$50,000 	$500
Traditional IRA 	 1,000 		 100 		 50,000 	 500
ROTH IRA 		 1,000		 100		 50,000		 500
Education
Savings Account		 1,000		 100		 50,000		 500
SEP IRA			 1,000		 100		 50,000		 500
SIMPLE IRA		 1,000		 100		 50,000		 500



If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An EDUCATION SAVINGS ACCOUNT is an account with non-deductible contributions and tax-free growth of assets and distributions. The account, which must be used to pay qualified educational expenses, is also known as a Coverdell Education Savings Account.

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES
----------------------

By Mail
-------
  * To open your account,complete and sign the account application and make your check payable to The Managers Funds. Mail the check and account application to:

		The Managers Funds
		c/o BFDS, Inc.
		P.O. Box 8517
		Boston, MA 02266-8517

  * To purchase additional shares, write a letter of instruction
    (or complete your investment stub). Send a check and investment stub or written instructions to the above address.Please include your account number and Fund name on your check.

By Telephone
------------
  * After establishing this option on your account, call the Fund at
    (800)252-0682.The minimum additional investment is $100.

By Wire
-------
  * Call the Fund at (800)252-0682. Instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN-The Managers Funds A/C 9905-001-5, FBO shareholder name,account number and Fund name. Please be aware that your bank may charge you a fee for this service.

By Internet
-----------
  * If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.


Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES
------------------
You may sell your shares at any time.Your shares will be sold at the NAV next calculated after the Fund's Transfer Agent receives your order in proper form. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. If applicable, a redemption fee (described below) will be deducted from the proceeds of the sale of your shares.

By Mail
-------
  * Write a letter of instruction containing:
	-the name of the Fund(s)
	-dollar amount or number of shares to be redeemed
	-your name
	-your account number(s)
	-signatures of all account owners
	 and mail the written instructions to The Managers Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8517, Boston, MA 02266-8517.

By Telephone
------------
  * After establishing this option on your account, call the Fund at
    (800)252-0682.
  * Telephone redemptions are available only for redemptions which are below $25,000.

By Internet
-----------
  * See our website at http://www.managersfunds.com.


Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO PURCHASE SHARES (MANAGERSCHOICE PROGRAM)
-------------------------------------------------------------------------
By Mail:	To open your account,complete and sign the account
		application and make your check payable to The
		Managers Funds. Mail the check and account application to:
			The Managers Funds
			c/o PFPC Brokerage Services,Inc.
			P.O.Box 9847
			Pawtucket,RI 02940-8047

To purchase additional shares, write a letter of instruction, (or complete your investment stub). Send a check and investment stub or written instructions to the above address.

By Telephone:	After establishing this option on your account, call
		a client service representative at (800)358-7668. The minimum additional investment is $500.

By Wire:	Call the Fund at (800)358-7668.	Instruct your bank to
		wire the money to Boston Safe Deposit and Trust;
		ABA #011-001234; BFN-The Managers Funds A/C 04-5810,
		FBO Shareholder name, account number and Portfolio name. Please be aware that your bank may charge you a fee for this service.

By Internet:Not available.



HOW TO SELL SHARES (MANAGERSCHOICE PROGRAM)
-------------------------------------------------------------------------
By Mail:	Write a letter of instruction containing:
		-the name of the portfolio(s)
		-dollar amount or number of shares to be redeemed
		-your name
		-your account number(s)
		-signature(s) of all account owners.

and send the written instructions to The Managers Funds, c/o PFPC
Brokerage Services, Inc., P.O. Box 9847, Pawtucket, RI 02940-8047

By Telephone:	After establishing this option on your account, call a
client service representative at (800)358-7668. Telephone redemptions are available only for redemptions which are below $25,000 per Fund or $100,000 per portfolio.

By Internet:	Not available.

REDEMPTION FEE
--------------
The Fund will deduct a redemption fee (the "Redemption Fee") from the proceeds of any redemption (including a redemption by exchange) of shares redeemed on or after December 1, 2003 if the redemption occurs within 60 days of the purchase of those shares.

For purposes of determining whether a redemption is subject to the Redemption Fee, shares are redeemed on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid directly back to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the Fund purchased by automatic reinvestment of dividend or capital gains distributions. The Redemption Fee may not apply in other situations such as redemptions by certain retirement plan accounts and accounts maintained under the ManagersChoice Program. The Fund reserves the right to modify the terms of, or terminate, the Redemption Fee at any time.

For The Managers Funds: Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

For ManagersChoice: All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor
Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A guarantor institution is a financial institution, which guarantees a signature. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

INVESTOR SERVICES
-----------------
AUTOMATIC REINVESTMENT PLAN Allows your dividends and capital gains distributions to be reinvested in additional shares of the Fund or another Fund in the Managers Funds Family of Funds. You can elect to receive cash.

AUTOMATIC INVESTMENTS Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

AUTOMATIC REDEMPTIONS Allows you to make automatic monthly redemptions of $100 or more in the Fund. Redemptions are normally completed on the 25 th day of each month. If the 25th day of any month is a weekend or a holiday,the redemption will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS Available to you at no additional cost. Call us at (800)835-3879 for more information and an IRA kit.

EXCHANGE PRIVILEGE Allows you to exchange your shares of the Fund for shares of other funds in The Managers Family of Funds. There is no fee associated with the Exchange Privilege (although exchanges of shares within 60 days of purchase may be subject to the Fund's redemption fee). You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. The Fund reserve the right to discontinue, alter or limit the Exchange Privilege at any time. Note:
Individual Fund exchanges are not permitted in the ManagersChoice Program. Please consult your investment advisor for more details.

SYSTEMATIC PURCHASE PLAN Allows you to make automatic monthly deposits of $500 or more per ManagersChoice account directly from a designated bank account.

MANAGERSCHOICE STATEMENT FEE An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of The Managers Funds LLC.

SYSTEMATIC WITHDRAWAL PLAN Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account into a ManagersChoice account.

OTHER OPERATING POLICIES
------------------------
The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor.You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.


The Fund reserve the right to:

 * redeem an account if the value of the account falls below $500 due to redemptions;

 * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission

 * change the minimum investment amounts;

 * delay sending out redemption proceeds for up to seven days
   (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

 * make a redemption-in-kind (a payment in portfolio securities instead of in cash;

 * refuse a purchase order for any reason;

 * refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion);

 * terminate or change the Exchange Privilege or impose fees in connection with exchanges; and

 * terminate or change the Redemption Fee.

ACCOUNT STATEMENTS
------------------
You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
Income dividends, if any, for the Fund, are normally declared and paid annually. Capital gain distributions, if any, for the Fund, are normally declared and paid annually in December.

TAX INFORMATION
---------------
Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Fund.

Short-term capital gain distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Fund that are attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gains rates, provided certain requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of the Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

	* fail to provide a social security number or taxpayer identification number;

	* fail to certify that their social security number or taxpayer identification number is correct;or

	* fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income.


APPENDIX A
----------
Description of Index

MSCI EAFE Index
---------------
Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size,long-and short-term volume, cross-ownership and the percentage of a company's shares that are available for trading by the public (the company's "float "). By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australia, & Far East) Index includes the following developed countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

		THIS PAGE INTENTIONALLY LEFT BLANK

FOR MORE INFORMATION
--------------------
Additional information about the Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for the Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

	By Telephone: 	1-800-835-3879

	By Mail:	The Managers Funds
			40 Richards Avenue
			Norwalk, CT 06854

	On the Internet: Electronic copies are available on our
			 website at http://www.managersfunds.com


In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. Information about the Fund including the Fund's current Statement of Additional Information and Annual and Semi-Annual Reports is on file with the Securities and Exchange Commission. The Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Fund are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the Fund also may be reviewed and copied at the SEC's Public Reference Room. Call
(202)942-8090 for information on the operation of the SEC's Public
Reference Room.


Investment Company Act Registration Number 811-3752